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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 20, 2004

SPECTRALINK CORPORATION

(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-28180 (Commission file number)	84-1141188 (IRS Employer Identification Number)

5755 Central Avenue, Boulder, Colorado	80301-2848
(Address of principal executive office)	(Zip code)

303-440-5330
(Issuer’s telephone number)

Not Applicable
(Former name, former address and former fiscal year, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Section 2 – Financial Information

Item 2.02 Results Of Operations And Financial Condition.

Please refer to the attached press release (Exhibit 99.1) that was issued by the Registrant on October 20, 2004, and the attached script used by the Registrant during its conference call (Exhibit 99.2) that was webcast on the Registrant’s web site on October 20, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements And Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(c)	Exhibits:

Exhibit Number	Description
99.1	Press Release dated October 20, 2004. *

99.2	Script from conference call dated October 20, 2004. *

* Furnished and not filed herewith, solely pursuant to Item 2.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SPECTRALINK CORPORATION

Date: October 22, 2004	By: /s/ David I. Rosenthal
David I. Rosenthal,
Principal Financial and
Accounting Officer and on
behalf of the Registrant